Exhibit 10.2d

SECOND AMENDED AND RESTATED TERM B NOTE

$620,000.00	Indianapolis, Indiana
November 22, 2024
FOR VALUE RECEIVED, INDCO, INC., a Tennessee corporation (“INDCO”), ANTIBODIES INCORPORATED, a California corporation (“Antibodies”), AVES LABS, INC., an Oregon corporation (“Aves”), PHOSPHOSOLUTIONS LLC, a Nevada limited liability company (“PSLLC”), IMMUNOCHEMISTRY TECHNOLOGIES LLC, a Minnesota limited liability company (“ICT”), ECM BIOSCIENCES, LLC, a Kentucky limited liability company (“ECM”), IMMUNOBIOSCIENCE CORP., a Washington corporation (“IBSC”), and VIRAQUEST, INC., an Iowa corporation (“VQ”, and collectively with INDCO, Antibodies, Aves, PSLLC, ICT, ECM and IBSC, together with their successors and assigns, “Borrowers”), hereby jointly and severally promise to pay to the order of FIRST MERCHANTS BANK, an Indiana bank (“Lender”), the principal sum of Six Hundred Twenty Thousand and No/100 Dollars ($620,000.00), such amount representing the original aggregate principal amount of Lender’s “Term B Loan” (as defined in the Credit Agreement referred to below), together with interest thereon as provided in the Credit Agreement (as defined below). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.
Unless otherwise required to be paid sooner pursuant to the provisions of the Credit Agreement, the principal indebtedness evidenced hereby shall be payable in installments as set forth in the Credit Agreement with a final installment payable on the Term B Loan Maturity Date.
Borrowers jointly and severally promise to pay interest on the unpaid principal amount of the Term B Loan made by Lender from the date of the Term B Loan until such principal amount is paid in full at a rate or rates per annum determined in accordance with the terms of the Credit Agreement. Interest hereunder is due and payable at such times and on such dates as set forth in the Credit Agreement.
Both principal and interest are payable in lawful money of the United States of America to Lender, to such domestic account as Lender may designate, in same day funds. At the time of each payment or prepayment of principal of the Term B Loan, Lender shall make a notation in Lender’s own books and records, in each case specifying the amount of principal paid or prepaid with respect to the Term B Loan, or such other information as may be applicable to the Term B Loan as Lender may, in its discretion, desire to make notation of; provided that the failure of Lender to make any such recordation or notation shall not affect the Obligations of Borrowers hereunder or under the Credit Agreement.
This Second Amended and Restated Term B Note (this “Note”) is the “Term B Note” referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of April 25, 2023, as amended from time to time prior to the date hereof (as so amended and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Borrowers, the other Loan Parties party thereto and Lender. The Credit Agreement, among other things, (i) provides for the making of the Term B Loan by Lender to Borrowers in an aggregate amount not to exceed the principal amount of this Note, the indebtedness of Borrowers resulting from the Term B Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments of the principal hereof prior to the maturity hereof, without penalty or premium, upon the terms and conditions therein specified.
Borrowers and all other parties liable or to become liable for all or any part of this indebtedness, severally waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and notice of acceptance of this Note by Lender and expressly agree that this Note and any payment coming due under it may be extended or otherwise modified from time to time without in any way affecting their liability hereunder. All amounts payable under this Note shall be payable without relief from valuation and appraisement laws, and with all collection costs and attorneys’ fees.

Whenever in this Note reference is made to Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns permitted pursuant to the Credit Agreement. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns. Any of Borrowers’ successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession.
This Note shall be governed by, interpreted and enforced, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (without regard to the conflicts of law provisions) of the State of Illinois.
EACH BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWERS AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN AND IN THE OTHER LOAN DOCUMENTS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR INDIANA STATE COURT SITTING IN, OR WITH JURISDICTION THAT INCLUDES, HAMILTON COUNTY, INDIANA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER AGREEMENT MADE IN CONNECTION HEREWITH, AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURTS OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURTS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO PERSONAL JURISDICTION AND THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. EACH BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
This Note amends and, as so amended, restates and replaces in its entirety that certain Amended and Restated Term B Note dated as of April 25, 2023, executed by certain of the Borrowers in favor of Lender, in the original principal amount of $620,000.00 (the “Prior Note”). This Note shall not be construed as payment toward, or a novation or extinguishment of, the obligations arising under the Prior Note, and its issuance shall not affect the priority of any security interest granted in connection with the Prior Note.
[Signature page follows]

Executed and delivered as of the date set forth above.

INDCO, INC.
ANTIBODIES INCORPORATED
PHOSPHOSOLUTIONS LLC
ECM BIOSCIENCES, LLC
VIRAQUEST, INC.
By: /s/ Darren C. Seirer
Darren C. Seirer, Vice President

AVES LABS, INC.
IMMUNOCHEMISTRY TECHNOLOGIES LLC
IMMUNOBIOSCIENCE CORP.
By: /s/ Darren C. Seirer
Darren C. Seirer, President

Signature Page to Second Amended and Restated Term B Note